UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2015

BRIGGS & STRATTON CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin 53222
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (414) 259-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 8.01 Other Events.
On September 18, 2015, a jury verdict was returned in the patent lawsuit filed by Exmark Manufacturing Company, Inc. (“Exmark”) against Briggs & Stratton Power Products Group, LLC (“BSPPG”), a wholly owned subsidiary of Briggs & Stratton Corporation (the “Company”) (Case No. 8:10CV187, U.S. District Court for the District of Nebraska). In the lawsuit, Exmark alleged that two BSPPG mower deck designs infringed an Exmark mower deck patent. The jury found that BSPPG’s current mower deck design does not infringe the Exmark patent. As disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2015, the court previously ruled that a prior BSPPG mower deck design did infringe the Exmark patent. As to that design, the jury awarded Exmark $24.8 million in damages and found that the infringement was willful, which would allow the judge to enhance the jury’s damages award post-trial. BSPPG and the Company strongly disagree with the verdict and certain rulings made before and during trial, and BSPPG intends to vigorously pursue its rights through post-trial motions and, if necessary, on appeal. As of June 28, 2015, the Company had not accrued any liability in its financial statements for this lawsuit. In assessing whether this jury verdict will have an impact on its financial statements, the Company will review the verdict and evaluate the post-trial motions of the parties, the likelihood of a successful appeal and the effect on this case of the September 18, 2015 ruling of the U.S. Court of Appeals for the Federal Circuit in SCA Hygiene Products Aktiebolag SCA Personal Care, Inc. v. First Quality Baby Products, LLC, et al. (Case No. 2013-1564), confirming the availability of laches as a defense to patent infringement claims. At the present time, the Company does not anticipate that it will accrue any amounts in its financial statements for the quarter ending September 27, 2015 related to this matter.

Cautionary Statement on Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements, including statements relating to the Company’s and BSPPG’s intentions with respect to post-trial remedies, including an appeal. These statements are based on the Company’s and BSPPG’s current views and assumptions and involve risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements, relating to, among other things, the ability to successfully prevail on post-trial motions or appeal, the impact of any final judgment on the Company’s consolidated financial results, and other factors disclosed from time to time in the Company’s SEC filings or otherwise, including the factors discussed in Item 1A, Risk Factors, of the Company’s Annual Report on Form 10-K. The Company undertakes no obligation to update forward-looking statements made in this Form 8-K to reflect events or circumstances after the date hereof.

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BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGGS & STRATTON CORPORATION
(Registrant)

Date: September 21, 2015	/s/ Kathryn M. Buono
Kathryn M. Buono
Vice President, General Counsel and Secretary
Duly Authorized Officer

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